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                                                                    EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that Children's Wonderland, Inc., a California corporation (the "Company"), and the undersigned officers and directors of the Company, individually and in their respective capacities indicated below, hereby make, constitute and appoint Debby S. Bitticks and Robert M. Wilson, or either of them, its and their true and lawful attorneys with power of substitution, to execute on behalf of the Company, by signing the name of the Chief Executive Officer as acting for the Company, the Form 10-KSB, including all exhibits and any and all amendments thereto; that Debby S. Bitticks and Robert M. Wilson, or either of them, are each granted full power and authority to do and perform each and every act and thing whatsoever as either may deem necessary or advisable to carry out the full intent of this resolution to the same extent and with the same effect as the Company might or could do personally in its capacity; and that all acts and things that Debby S. Bitticks or Robert M. Wilson may do or cause to be done by virtue of the power of attorney granted by this resolution and its signature as the same may be signed by either of said persons to said Form 10-KSB and any and all amendments thereto are hereby ratified, confirmed, and approved.

Dated as of the 18th day of September, 1996.

                                        CHILDREN'S WONDERLAND, INC.


Attest: /s/ Robert M. Wilson            By: /s/ Debby S. Bitticks
        --------------------------          -----------------------------
            Robert M. Wilson                    Debby S. Bitticks
            Secretary                           Chief Executive Officer
                                                (Principal Executive
                                                Officer)

/s/ Kenneth W. Bitticks
- ----------------------------------      /s/ Debby S. Bitticks
Kenneth W. Bitticks                     ---------------------------------
Chairman and Director                   Debby S. Bitticks
                                        Chief Executive Officer and
                                        Director

/s/ Robert M. Wilson
- ----------------------------------
Robert M. Wilson
President, Chief Financial              /s/ James W. Gott
Officer (Principal Financial            ---------------------------------
and Accounting Officer) and             James W. Gott
Director                                Director


/s/ Michael L. Laney
- ----------------------------------
Michael L. Laney
Director